Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

NOTE 29: SUBSEQUENT EVENTS

The outbreak of Coronavirus Disease 2019 (“COVID-19”) could adversely impact a broad range of industries in which the Company’s customers operate and impair their ability to fulfill their financial obligations to the Company.  The World Health Organization has declared Covid-19 to be a global pandemic indicating that almost all public commerce and related business activities must be, to varying degrees, curtailed with the goal of decreasing the rate of new infections.

The spread of the outbreak will likely cause significant disruptions in the U.S. economy and is highly likely to disrupt banking and other financial activity in the areas in which the Company operates and could also potentially create widespread business continuity issues for the Company.  The Company’s business is dependent upon the willingness and ability of its employees and customers to conduct banking and other financial transactions.  If the global response to contain COVID-19 escalates or is unsuccessful, the Company could experience a material adverse effect on its business, financial condition, results of operations and cash flows.

The Company’s management routinely evaluates the overall characteristics of its loan portfolio.  Such evaluations may include analyses of certain loans for potential sales to unaffiliated third parties.  Loan sales may be made in response to a variety of factors such as changes in market conditions or changes in the level of certain loan-type concentrations.  Such sales, when executed, would typically be made in order to improve certain characteristics within the overall loan portfolio, viewed individually or in combination, related to factors such as cash flow, liquidity, duration or potential interest rate risk.

On January 28, 2020, the Company completed the sale of 267 residential mortgage loans, on a servicing-retained basis, that were categorized as loans held-for-sale as of December 31, 2019.  The loans had been previously held in portfolio from two to five years.  The loans were acquired by FNMA in a transaction arranged and managed by an independent third party. The sold loans had an aggregate unpaid principal balance of $35.7 million and a weighted average coupon of 4.08%.  Loan sales of this specific type are executed with the intention of reducing the overall duration of the loan portfolio and the Company’s potential exposure to the effects of rising interest rates as well as to provide liquidity for other lending activities.  As a result of the sale, the Company recognized a pre-tax gain of $370,000 on the sale and capitalized an additional $289,000 in retained mortgage servicing rights. In total, therefore, pretax revenue was increased by $659,000 in January 2020 as a result of this transaction.  The proceeds of the sale will be used on an interim basis to improve overall balance sheet liquidity by reducing the Company’s aggregate level of borrowed funds and/or brokered certificates of deposit in the remainder of the first quarter of 2020. Ultimately, it is expected that the proceeds of the transaction will be used to fund growth in the Company’s commercial and commercial real estate loan portfolios.

On March 23, 2020, the Company announced that its Board of Directors had declared a cash dividend of $0.06 per common and preferred share, and a cash dividend of $0.06 per notional share for the issued common stock Warrant.  The dividend will be payable on May 8, 2020 to shareholders of record on April 16, 2020.